SUMMARY PROSPECTUS

September 28, 2026

MFS® International Value Fund

(Formerly, MFS® International Large Cap Value Fund)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at funds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated September 28, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Class A	MKVBX
Class C	MKVCX
Class I	MKVIX
Class R1	MKVDX
Class R2	MKVEX
Class R3	MKVFX
Class R4	MKVGX
Class R6	MKVHX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below. Expenses have been adjusted to reflect current fee arrangements.

You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 10 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):
Share Class	A	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	C	I	R1	R2	R3	R4	R6
Management Fee	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.03%
Total Annual Fund Operating Expenses	1.02%	1.77%	0.77%	1.77%	1.27%	1.02%	0.77%	0.70%
Fee Reductions and/or Expense Reimbursements[1]	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.96%	1.71%	0.71%	1.71%	1.21%	0.96%	0.71%	0.67%

# This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1 Massachusetts Financial Services Company (MFS) has agreed in writing to waive at least 0.01% of the fund's management fee as part of an agreement pursuant to which MFS has agreed to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least September 30, 2027. MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.96% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.71% of the class' average daily net assets annually for each of Class C and Class R1 shares, 0.71% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.21% of the class' average daily net assets annually for Class R2 shares, and 0.67% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least September 30, 2027.

MKV-SUM-092826

MFS International Value Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$667	$875	$1,100	$1,746
Class C Shares assuming[1]
redemption at end of period	$274	$551	$954	$1,881
no redemption at end of period	$174	$551	$954	$1,881
Class I Shares	$73	$240	$422	$949
Class R1 Shares	$174	$551	$954	$2,079
Class R2 Shares	$123	$397	$691	$1,529
Class R3 Shares	$98	$319	$557	$1,242
Class R4 Shares	$73	$240	$422	$949
Class R6 Shares	$68	$221	$387	$868

1 Shares automatically convert to Class A shares approximately eight years after purchase; therefore, the expense examples reflect Class A share expenses after eight years.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in value companies. Value companies are companies that MFS believes are undervalued compared to their perceived worth in the marketplace. MFS considers a number of factors when determining whether a company is undervalued, including whether (i) the issuer is included in an index which is representative of value companies; (ii) the issuer is classified as a value company by an independent third party financial data provider and/or (iii) the issuer exhibits the characteristics of a value company, considering metrics such as historical and/or projected price-to-book, price-to-earnings, and price-to-cash flow ratios, enterprise value (the total value of the issuer’s outstanding equity and debt) relative to earnings, and free cash flow yield compared to the applicable equity market and/or to issuers in the same sector or industry. In assessing the relative value of an issuer, MFS may also consider measures of financial quality, such as indicators of profitability (i.e., return on equity and return on invested capital), balance sheet strength (including leverage and interest coverage ratios), and capital allocation discipline. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities. Emerging market countries are countries with financial and capital markets in the development phase. Emerging market countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. Equity securities include common stocks, depositary receipts, and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

MFS may invest the fund’s assets in securities of companies of any size.

MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not produce the intended results.

Equity Market Risk/Company Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. The value of an investment held by the fund may decline due to factors directly related to the issuer.

Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to emerging markets or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

MFS International Value Fund

Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, geopolitical, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed. Furthermore, investments in particular industries, sectors, countries, or regions may be more volatile than the broader market as a whole.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of (i) a broad measure of market performance and (ii) the performance of an additional index that the adviser believes more closely reflects the market segments in which the fund invests.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2026, was 9.89%. During the period(s) shown in the bar chart, the highest quarterly return was 18.90% (for the calendar quarter ended December 31, 2022) and the lowest quarterly return was (12.28)% (for the calendar quarter ended June 30, 2022).

Performance Table.

Average Annual Total Returns
(For the Periods Ended December 31, 2025)

Share Class	1 YEAR	5 YEARS	LIFE (INCEPTION 6-30-2020)
Returns Before Taxes
C Shares	37.80%	11.55%	14.20%
I Shares	40.07%	12.67%	15.38%
R1 Shares	38.83%	11.55%	14.20%
R2 Shares	39.47%	12.11%	14.76%
R3 Shares	39.86%	12.40%	15.08%
R4 Shares	40.17%	12.67%	15.40%
R6 Shares	40.20%	12.73%	15.42%
A Shares	31.77%	11.06%	13.84%
Returns After Taxes on Distributions
A Shares	29.38%	9.88%	12.72%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	20.53%	8.67%	11.06%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
MSCI EAFE (Europe, Australasia, Far East) Index (net div)	31.22%	8.92%	12.03%
MSCI EAFE (Europe, Australasia, Far East) Value Index (net div)	42.25%	13.36%	15.99%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The after-tax returns are shown for only one of the fund’s classes of shares, and

MFS International Value Fund

after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Steven Gorham	2020	Investment Officer of MFS
David Shindler	2020	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

Purchases of Class R1 and Class R2 shares are closed to new eligible investors. Existing eligible investors can make additional purchases and reinvest distributions in Class R1 and Class R2 shares in any account open. Existing eligible investors may also exchange their Class R1 and Class R2 shares for the same share class of another MFS fund, open new Class R1 and Class R2 share accounts in other MFS funds, or transfer some or all of the shares in their account to another account and such account will be treated as an open account. Subject to the approval of the fund’s Board of Trustees, the fund may in the future (i) close purchases of Class R1 and/or Class R2 shares to existing eligible investors; (ii) terminate and liquidate Class R1 and/or Class R2 shares; or (iii) convert Class R1 and/or Class R2 shares to another share class of the fund. Such actions may be undertaken without shareholder approval, but the fund expects to provide shareholders with at least 60 days’ notice before taking any such action.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains. However, if your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account unless such an account allows for tax-free withdrawals.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of the fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.